UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): February 8, 2005


                                                                IRS Employer
Commission      Registrant; State of Incorporation;             Identification
File Number     Address; and Telephone Number                   Number
------------    -------------------------------------------     ----------------

1-13739         UNISOURCE ENERGY CORPORATION                    86-0786732
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

1-5924          TUCSON ELECTRIC POWER COMPANY                   86-0062700
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
-------------------------------------------------------

         On February 8, 2005, UniSource Energy Corporation ("UniSource Energy") held a presentation of the 2004 year-end earnings, outlook for 2005 and corporate strategies for UniSource Energy and Tucson Electric Power Company ("TEP"). A copy of supplemental materials provided in connection with the presentation is attached hereto as Exhibit 99 and incorporated by reference into this Item 2.02.

ITEM 7.01 REGULATION FD DISCLOSURE
----------------------------------

         A copy of supplemental materials provided in connection with a presentation of the 2004 year-end earnings, outlook for 2005 and corporate strategies for UniSource Energy and TEP on February 8, 2005, is attached hereto as Exhibit 99 and incorporated by reference into this Item 7.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         Exhibit 99    UniSource Energy Corporation Presentation
                       Supplemental Materials, dated February 8, 2005

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








Date: February 8, 2005                UNISOURCE ENERGY CORPORATION
                                      ------------------------------------------
                                                (Registrant)


                                            /s/ Kevin P. Larson
                                      ------------------------------------------
                                        Vice President and Principal
                                             Financial Officer


Date: February 8, 2005                TUCSON ELECTRIC POWER COMPANY
                                      ------------------------------------------
                                                (Registrant)


                                            /s/ Kevin P. Larson
                                      ------------------------------------------
                                        Vice President and Principal
                                             Financial Officer